UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.__ )

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Cardinal Bankshares Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P. O. Box 215

Floyd, Virginia 24091

Phone 540-745-4191

Fax 540-745-4133

Dear Shareholders:

The Directors of Cardinal Bankshares Corporation invite you to attend our 2003 Annual Meeting of Shareholders to be held in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia on Wednesday, April 23, 2003, at 2:00 p.m.

The attached Notice of 2003 Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. At the Meeting, Shareholders will vote to elect seven directors of Cardinal Bankshares Corporation.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed proxy. A postage-paid envelope is enclosed for your convenience. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

After the Annual Meeting, shareholders are invited to remain for light refreshments and visiting. If you plan to attend, please include the enclosed card with your proxy.

The Board of Directors and management of Cardinal Bankshares Corporation appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ LEON MOORE
Leon Moore Chairman of the Board, President and CEO

Floyd, Virginia

April 7, 2003

CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P. O. Box 215

Floyd, Virginia 24091

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock of Cardinal Bankshares Corporation will be held on Wednesday, April 23, 2003, at 2:00 p.m., in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia, for the following purposes:

1.	The election of seven directors until the 2004 Annual Meeting of shareholders or in the case of each director, until his successor is duly elected and qualifies; and

2.	To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 25, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ LEON MOORE

Leon Moore Chairman of the Board, President and CEO

Floyd, Virginia

April 7, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

CARDINAL BANKSHARES CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 23, 2003

GENERAL INFORMATION

This proxy statement is furnished to holders of common stock of Cardinal Bankshares Corporation (“Bankshares”) in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2003 Annual Meeting of Shareholders of Bankshares to be held in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia, on Wednesday, April 23, 2003, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of Bankshares are located at 101 Jacksonville Circle, P. O. Box 215, Floyd, Virginia 24091. The approximate mailing date of this Proxy Statement, the accompanying proxy and the Annual Report to Shareholders (which is not part of Bankshares’ soliciting materials) is April 7, 2003.

The cost of solicitation of proxies will be borne by Bankshares. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Bankshares stock held in their names. Solicitations will be made only by use of the mails, except that if necessary, officers, directors and employees of Bankshares may without additional compensation solicit proxies by telephone, personal contact, telegraph, facsimile or other electronic means.

VOTING OF PROXIES

The proxy solicited hereby, if properly signed and returned to Bankshares and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no choice is specified and/or no contrary instructions are given on an executed and returned proxy, the proxy will be voted “for” the nominees listed in Item 1 of the proxy, and in the discretion of the proxies on any other matter which may properly come before the Meeting and all adjournments or postponements of the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Bankshares at Cardinal Bankshares Corporation, 101 Jacksonsville Circle, P. O. Box 215, Floyd, Virginia 24091, Attention: Ronald Leon Moore; (ii) submitting a duly executed proxy bearing a later date to Bankshares at Cardinal Bankshares Corporation, 101 Jacksonsville Circle, P. O. Box 215, Floyd, Virginia 24091, Attention: Ronald Leon Moore; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the designated official at such Meeting notice of his or her intention to vote in person. Presence at the Annual Meeting does not of itself revoke the proxy. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of common stock at the close of business on March 25, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of February 28, 2003, Bankshares had 1,535,733 shares of common stock outstanding. A majority of the outstanding shares of common stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote at the Annual Meeting. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting (“abstentions”). Broker non-votes (in which brokers do not vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the Meeting, and will not be included in determining whether a quorum is present.

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Abstentions and broker non-votes will not be counted toward a nominee’s achievement of a plurality.

Other Matters. Approval of any other matter that properly comes before the Meeting will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth as of February 28, 2003 certain information regarding those persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who Bankshares knows were the beneficial owners of 5% or more of the outstanding shares of Bankshares’ common stock:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
Common Stock	Joseph H. Conduff P.O. Box 113 Floyd, VA 24091	146,736	(1)	9.55

	Millenco, L.P. 666 Fifth Avenue, 8th Floor New York, New York 10103	103,421		6.733

(1)	Includes 17,175 shares owned by his wife.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of February 28, 2003 the beneficial ownership of the Bankshares’ common stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person and the address of each shareholder is the same as the Bankshares’ address.

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
K. Venson Bolt	8,868	(2)	(1)
Joseph Howard Conduff, Jr.	31,473	(3)	2.0
William R. Gardner, Jr.	1,320		(1)
C. W. Harman	6,102	(4)	(1)
Kevin D. Mitchell	20,910	(5)	1.4
Ronald Leon Moore	7,905	(6)	(1)
Dorsey H. Thompson	8,727	(7)	(1)
All directors and executive officers as a group (7 persons)	85,305		5.5

(1)	Less than 1 percent.
(2)	Includes 528 shares owned jointly with wife.
(3)	Includes 10,074 shares owned jointly with wife and children.
(4)	Includes 4,758 shares owned jointly with wife.
(5)	Includes 4,620 shares owned by his wife, 1,638 shares owned jointly with his wife, and 660 shares owned as custodian for his son.
(6)	Includes 3,300 shares owned by his wife, and 1,519 shares owned jointly with his wife.
(7)	Includes 2,838 shares owned jointly with his wife.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Bankshares’ directors and executive officers, and persons who own more than 10% of a registered class of Bankshares’ equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Bankshares. The same persons are also required by Securities and Exchange Commission regulation to furnish Bankshares with copies of all Section 16(a) forms that they file. To Bankshares’ knowledge, based solely on Bankshares’ review of the copies of such reports furnished to it or written representations from certain reporting persons that they have complied with the relevant filing requirements, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to the Bankshares’ officers, directors and more than 10% shareholders were complied with.

ITEM 1—ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to hold office. If elected, K. Venson Bolt, Joseph Howard Conduff, Jr., William R. Gardner, Jr., C. W. Harman, Kevin D. Mitchell, Ronald Leon Moore and Dorsey H. Thompson shall hold office until the 2004 Annual Meeting of Shareholders or until their respective successors are duly elected and qualify. It is the intention of the named proxies, unless otherwise directed, to vote in favor of the election of the seven nominees for director named in this paragraph for a one year term.

It is the intention of the current Board of Directors of Bankshares, which includes all of the nominees for directorships, to vote for the election of the seven (7) nominees for director named in the preceding paragraph for the term set out therein.

Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting. All of the nominees for election as directors currently serve as directors of Bankshares.

NOMINEES FOR DIRECTOR

Directors (Age)	Position with Bankshares or other Principal Occupation and Directorships	Director Since
K. Venson Bolt (77)	Vice Chairman, Bank of Floyd, a subsidiary bank of Bankshares. Farmer. Willis, Virginia	3/12/96

Joseph Howard Conduff, Jr. (44)	Dentist in private practice. Floyd, Virginia	4/24/02

William R. Gardner, Jr. (60)	Director of Pupil Personnel Floyd County Public Schools Willis, Virginia	3/12/96

Directors (Age)	Position with Bankshares or other Principal Occupation and Directorships	Director Since
C. W. Harman (79)	Retired farmer and merchant Floyd, Virginia	3/12/96

Kevin D. Mitchell (66)	Dairy farmer Floyd, Virginia	3/12/96

Ronald Leon Moore (61)	Chairman, President and Chief Executive Officer of Bankshares and Bank of Floyd Floyd, Virginia	3/12/96

Dorsey H. Thompson (73)	Farmer Floyd, Virginia	3/12/96

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES LISTED ABOVE BE ELECTED AS DIRECTORS OF BANKSHARES.

EXECUTIVE OFFICERS

Ronald Leon Moore, 61—Chairman, President and Chief Executive Officer of Bankshares and Bank of Floyd.

Ronald Leon Moore joined Bank of Floyd in 1988 as a Senior Vice President. In 1990 he became President and Chief Executive Officer at Bank of Floyd. Since Bankshares’ formation in 1996, he has served as President and Chief Executive Officer of Bankshares. He has served in the capacity of Chairman of Bankshares and of Bank of Floyd since 2000. Mr. Moore has served as a director of Bank of Floyd since 1989 and of Bankshares since 1996.

DESIGNATION OF INDEPENDENT AUDITORS

The Board of Directors has approved Larrowe & Company, PLC, as Bankshares’ independent auditors for the fiscal year ending December 31, 2003. Representatives of Larrowe & Company, PLC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions posed by the shareholders.

MEETINGS AND COMMITTEES

The Board of Directors held 16 meetings during 2002. In 2002, the Audit Committee of the Board met 3 times, the Executive Committee met 3 times, the Asset Liability Management Committee met 2 times and the Nominating Committee met 1 time. During 2002, each director attended more than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings of the Board Committees on which he served.

Committees of the Board

The Board of Directors has standing Audit, Executive and Asset Liability Management Committees. The Board of Directors also appoints a Nominating Committee specifically for Bankshares’ annual shareholders meeting.

Bankshares does not have a standing Compensation Committee. The Board of Directors is responsible for overseeing the compensation structure of Bankshares. The Board of Directors reviews the performance and establishes the compensation of Mr. Moore, who is a member of the Board of Directors and Bankshares’ Chairman, President and Chief Executive Officer. Mr. Moore does not participate in Board discussions or decisions involving his own performance or compensation.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its fiduciary responsibilities relating to Bankshares’ corporate accounting and reporting practices. The Audit Committee recommends to the Board of Directors for approval the firm to be employed as its independent accountants to audit Bankshares’ consolidated financial statements; reviews and approves the scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with Bankshares’ policies on conflict of interest; ensures that standards of ethical behavior and proper compliance programs are established and maintained throughout Bankshares and renders regular reports to the Board of Directors on its activities and findings.

The Audit Committee consists of five members. The Board of Directors has determined that each of the five members is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

The Audit Committee consists of K. Venson Bolt (Chairman), J. Howard Conduff, Jr., William R. Gardner, Jr., Kevin D. Mitchell and Dorsey H. Thompson.

The Board has adopted for the Audit Committee a written charter, which is attached to this proxy statement as Appendix A.

Executive Committee

The Executive Committee exercises all the powers of the Board that may be lawfully delegated when the Board of Directors is not in session.

The Executive Committee consists of Ronald Leon Moore (Chairman), K. Venson Bolt, William R. Gardner, Jr., C. W. Harman and Dorsey H. Thompson.

Asset Liability Management Committee

The Asset Liability Management Committee is responsible for maintaining and ensuring adherence to Bankshares’ Risk/Asset Liability Policy, managing interest rate risk, capital risk, earnings risk and reports to the Board.

The Asset Liability Management Committee consists of Ronald Leon Moore (Chairman), Joseph Howard Conduff, Jr., William R. Gardner, Jr. and C.W. Harman.

Nominating Committee

The Nominating Committee is responsible for considering nominees to stand for election to the Board of Directors.

The Nominating Committee will consider Director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest candidate(s) for consideration at the 2004 Annual Meeting of Shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph entitled “SUBMISSION OF SHAREHOLDER PROPOSALS” in this Proxy Statement.

The Nominating Committee consists of William R. Gardner, Jr. (Chairman), Kevin D. Mitchell and J. Howard Conduff, Jr.

COMPENSATION AND OTHER MATTERS

Compensation Of Directors

Members of the Board of Directors are paid a $275 fee for each board meeting they attend and $75 for each committee meeting they attend.

Executive Compensation

SUMMARY COMPENSATION TABLE

The following table presents information relating to the annual compensation of the Chief Executive Officer for the fiscal years ended December 31, 2002, 2001 and 2000. No other officer received in excess of $100,000 for the fiscal year ended December 31, 2002.

Name and Principal Position	Year	Annual Compensation Salary(1)	All Other Compensation(2)
Ronald Leon Moore	2002	$155,000	10,030.00
Chairman, President and Chief Executive Officer, Bankshares	2001	155,000	10,030.00
and Bank of Floyd	2000	125,000	6,380.00

(1)	Twenty five thousand dollars of this amount was deferred compensation in 2001 and 2002.

(2)	Includes employer contribution to Bankshares’ pension plan for the years indicated, and matching contribution of $4,650.00 on behalf of Mr. Moore to the Section 401(k) savings plan for the years 2001 and 2002. These benefits were the same percentage of salary provided to all other bank employees. Mr. Moore received no bonus for the years indicated. Also, includes $2,880.00 for the years 2000, 2001 and 2002 for an automobile Bankshares provides to Mr. Moore at a cost of $240.00 per month.

Employment Agreement

Ronald Leon Moore serves as Chairman, President and Chief Executive Officers of Bankshares and Bank of Floyd pursuant to an employment agreement entered into during February 2001 for a term of five years. The agreement, as amended during March 2002, provides for base salary of $155,000 per year (subject to annual review), participation in all incentive compensation, retirement plans and other employee benefit plans provided by Bankshares and Bank of Floyd to their employees, and participation in Bank of Floyd’s Supplemental Executive Retirement Plan further described below. Additionally, under a deferred compensation arrangement between Bankshares and Mr. Moore, he may elect annually to defer receipt of all or a portion of his compensation. In 2001 and 2002, twenty five thousand dollars of his annual salary was deferred. The deferred compensation is invested for his benefit by a trustee and distributed to him later under some circumstances.

Pension Plan

Bankshares has an employee pension plan in which Mr. Moore participates. Upon retirement, Mr. Moore will receive 31% of his ending salary annually until approximately 20 years after retirement.

Supplemental Executive Retirement Plan

Cardinal’s Chief Executive Officer, Ronald Leon Moore, participates in a Supplemental Executive Retirement Plan (the “SERP”) established by Bank of Floyd during 2002. Under the SERP, Mr. Moore will receive monthly payments of $3,750 for a period of 20 years following retirement from his employment with Bank of Floyd after his “normal retirement date” of January 1, 2007. The retirement benefit under the SERP becomes vested at the rate of 20% per year, but immediately becomes 100% vested if Mr. Moore dies or becomes disabled prior to his normal retirement date or if there is a “change in control” of Bank of Floyd. Upon Mr. Moore’s death before retirement or after he has begun receiving payments, his benefits will be paid to his estate or designated beneficiary.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committee). In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence from Bankshares and its management.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Bankshares’ Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

The following fees were paid to Larrowe & Company, PLC, for services provided to Bankshares for the fiscal year ended December 31, 2002.

Audit Fees	$49,620
Financial Information Systems
Design and Implementation Fees:	—
All Other Fees	$75,701

The Audit Fees were billed for the audit of Bankshares’ financial statements and for the required quarterly reviews of those statements. During the year ended December 31, 2002, Larrowe & Company, PLC did not render any professional services to Bankshares in connection with the design and implementation of financial information systems. All Other Fees includes payment for any other type of non-audit and audit related services provided, including tax compliance services, due diligence and registration statement review (in connection with a proposed merger), regulatory related services including compliance with the Sarbanes-Oxley Act of 2002, and management advisory services relating to bank owned life insurance and accounting department considerations. The Audit Committee approved the provision of the non-audit and audit related services by Larrowe & Company, PLC, and believes that the independent auditor’s provision of these services to Bankshares is compatible with the maintenance of the auditor’s independence.

Submitted by the members of the Audit Committee:

K. Venson Bolt (Chairman)

J. Howard Conduff, Jr.

William R. Gardner, Jr.

Kevin D. Mitchell

Dorsey H. Thompson

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

J. Howard Conduff, Jr., a director, is the son of Joseph H. Conduff who owns more than 5% of the outstanding shares of Bankshares common stock (a “Principal Shareholder”). Other than the foregoing, there are no family relationships among the directors, officers and Principal Shareholders of Bankshares.

Bankshares’ officers, directors and Principal Shareholders, and other corporations, business organizations, and persons with which some of Bankshares’ officers, directors and Principal Shareholders are associated, customarily have banking transactions with the Bank of Floyd. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

SUBMISSION OF SHAREHOLDER PROPOSALS

Submission of Shareholder Proposals for Inclusion in Bankshares Proxy Statement

and Form of Proxy for 2004 Annual Meeting

Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders of Bankshares must be received by Bankshares not later than December 10, 2003 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, in order to be included in the proxy statement and form of proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as Bankshares directors, should be sent to Bankshares’ principal office at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore by certified mail, return receipt requested. Any proposal that is received by Bankshares after December 10, 2003, will be considered untimely for inclusion in the proxy statement and form of proxy for the 2004 Annual Meeting.

Shareholder proposals and nominations for the Board of Directors to be considered at an annual meeting of shareholders must meet the requirements set forth in Bankshares’ Bylaws as in effect for such meeting.

Submission of Other Shareholder Proposals

Bankshares’ Bylaws currently provide for the 2003 Annual Shareholders’ Meeting that no business may be transacted at a shareholders’ meeting except such business as shall be (a) specified in the meeting notice; (b) brought before the meeting at the Board’s direction; or (3) brought before the meeting by a shareholder of record entitled to vote at the meeting in compliance with Rule 14a-8 of the Securities Exchange Commission. A shareholder must mail to Bankshares’ principal office at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore, notice of the shareholder’s proposal no less than 120 days prior to the mailing date of the proxy statement for the previous year’s annual shareholder meeting. The notice of action a shareholder proposes to bring before an annual meeting must include (a) a brief description of the business and the reasons for bringing the business before the meeting; (b) the shareholder’s name and address as they appear on Bankshares’ books; (c) the classes and number of shares of Bankshares owned of record or beneficially by such shareholder; and (d) any material interest of the shareholder in such business, other than his interest as a shareholder of Bankshares.

Submission of Shareholder Nominations for Directors

Bankshares Bylaws currently provide for the 2003 Annual Shareholders’ Meeting that any shareholder desiring to nominate one or more persons for election at an annual meeting must submit the name of the proposed nominee(s) in writing, together with a statement signed by each proposed nomineee agreeing to serve, if elected, and a confirmation from the applicable regulatory agencies that each such nominee is qualified to serve. This submission must be submitted to Bankshares at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore not less than 30 days prior to the date set for the annual shareholders meeting.

2002 ANNUAL REPORT

Bankshares’ 2002 Annual Report, which includes audited consolidated balance sheets as of December 31, 2002 and December 31, 2001, consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2002, 2001 and 2000 along with the related footnotes is being mailed with this Proxy Statement to shareholders of record as of the close of business on March 25, 2003.

OTHER BUSINESS

The Board of Directors does not know of any matters which may be presented for consideration at the Meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event that any other matters are properly presented for action at the Meeting or any adjournment thereof, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

Shareholders are urged to complete, sign, date and return promptly the enclosed proxy. Your prompt response and cooperation is appreciated.

By Order of the Board of Directors

/s/ LEON MOORE

Leon Moore Chairman of the Board, President and CEO

Dated: April 7, 2003

APPENDIX A

CARDINAL BANKSHARES CORPORATION AUDIT COMMITTEE CHARTER

I.    PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

•	The financial reports and other financial information provided by the Bank to any governmental body or the public,
•	The Bank’s systems of internal controls regarding finance, accounting, legal compliance that management and the Board have established,
•	The Bank’s auditing, accounting and financial reporting processes.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to the Bank’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Bank’s financial reporting process and internal control system.
•	Review and appraise the audit efforts of the Bank’s independent accountants and internal auditing department.
•	Provide an open avenue of communication among the independent accounts, and executive management, the internal auditing department, and the Board of Directors.

II.    COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. No member of the Committee shall be employed or otherwise affiliated with the Bank’s independent accounts.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, the Committee member shall be responsible for alerting the committee Chair, and in the case where the Committee Chair faces a potential or actual conflict of interest, the Committee Chair shall advise the Chairman of the Board of Directors. In the event that the Committee Chair, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict or interest, is resolved.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    MEETINGS

The Committee shall meet at least four times annually or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with executive management, the director of the internal auditing department and the independent accountants to discuss any matters that the Committee or any of these groups believe should be discussed privately. Meetings shall be scheduled at the direction of the Committee Chair. Except in emergency situations, notice of the meetings shall be provided at least five days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

IV.    RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.
2	Review the Bank’s annual financial statements, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.
3.	Review the regular internal reports to management prepared by the internal auditing department and management’s response.
4.	Review with financial management and the independent accounts the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

1.	Recommend to the Board of Directors the selection of the independent accountants, which shall be ultimately accountable to the Board and the Committee, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants, all significant relationships the accountants have with the Bank to determine the accountants’ independence.
2.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

3.	Periodically consult with the independent accountants about internal controls and the fullness and accuracy of the Bank’s financial statements.

Financial Reporting Processes

1.	Review the integrity of the Bank’s financial reporting processes, both internal and external.
2.	Discuss with the independent accountants and audit the quality and appropriateness of the Bank’s accounting principals as applied in its financial reporting.
3.	Consider and approve, if appropriate, major changes to the Bank’s auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

Process Improvement

1.	Establish systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.
2.	Following completion of the annual audit, review any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
3.	Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.
4.	Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices have been implemented.
5.	Review activities, organizational structure, and qualifications of the internal audit department.

The Committee shall report to the shareholders in the Bank’s proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this charter.

The Committee’s function is one of oversight and review, and it is not expected to audit the Bank, to define the scope of the audit, to control the Bank’s accounting practices, or to define the standards to be used in preparation of the Bank’s financial statements.

Perform any other activities consistent with this Charter, the Bank’s By-laws and governing law, as the Board deems necessary or appropriate.

CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P.O. Box 215

Floyd, Virginia 24091

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Douglas W. Densmore, Dorsey H. Thompson, Ronald Leon Moore and William R. Gardner, Jr. each of whom may act, as proxies, with full power of substitution, to vote all the shares of Common Stock of Cardinal Bankshares Corporation held of record by the undersigned on March 25, 2003, at the Annual Meeting of Shareholders, to be held on April 23, 2003, at 2:00 p.m., and at any adjournment thereof, as follows:

1.	Election of seven directors to serve until the 2004 Annual Meeting of Shareholders.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee,

strike a line through the nominee’s name in the list below.)

K. Venson Bolt Joseph Howard Conduff, Jr. William R. Gardner, Jr. C. W. Harman	Kevin D. Mitchell Ronald Leon Moore Dorsey H. Thompson

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1

The undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated April 7, 2003 with respect to the 2003 Annual Meeting.

(Signature of Shareholder)	(Date)	(Signature of Shareholder)	(Date)

NOTE: When signing as attorney, trustee, administrator, executive or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. In the case of joint tenants, each joint owner must sign.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.